EXHIBIT 10.6

                                SECOND AMENDMENT
                                       TO
                         AGREEMENT OF PURCHASE AND SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE is dated effective August 27, 1997 (the "Amendment") and is by and between DL Creekside Business Park, LLC, a Delaware limited liability company (formerly known as Creekside Business Park, LLC), as Buyer, and Creekside Industrial Associates, a California general partnership, as Seller, on the following terms and conditions:

                                  R E C I T A L S:

     A. Seller and Buyer have entered into an Agreement of Purchase and Sale dated July 31, 1997 (the "Agreement") for the sale of the property commonly known as Creekside Business Park, Milpitas, California.

     B. The Agreement was modified by certain letters dated August 8 and August 13, 1997 pertaining to the Title Review Period and by First Amendment dated as of August 15, 1997 pertaining to certain condition precedents to Closing.

     C. Seller and Buyer desire to amend certain terms of the Agreement as more particularly set forth herein.

     D. Terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. The Closing Date shall be extended to a date on or before September 10, 1997. In consideration thereof, Seller and Buyer agree to each pay one half of the $3,500 extension fee charged by Seller's Lender to extend the maturity date.

     II. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

     III. This Amendment may be executed in counterparts each of which shall be deemed an original and all of which taken together shall constitute but one in the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the first day and year written above.

                       SELLER:

                       CREEKSIDE INDUSTRIAL ASSOCIATES,
                       a California general partnership

                       By:    Preferred Properties Fund 80,
                              a California limited partnership,
                              a general partner

                              By:  Montgomery Realty Company-80,
                                   a California limited partnership,
                                   its general partner

                                   By:  Fox Realty Investors,
                                        a California general
                                        partnership,
                                        its general partner

                                   By:  NPI Equity Investments
                                        II, Inc.,
                                        a Florida corporation
                                        its general partner

                                   By:  /s/ William H. Jarrard, Jr.
                                        Name: William H. Jarrard, Jr.
                                        Title: President

                       By: Creekside Industrial Associates, Inc., a New York corporation, a general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   Name: William H. Jarrard, Jr.
                                   Title: President

                       BUYER:

                       DL CREEKSIDE BUSINESS PARK, LLC,
                       a Delaware limited liability company

                       By:  DT Creekside, L.P.,
                            a Delaware limited partnership,
                            its managing member

                            By:  Mastersonco III, L.L.C.,
                                 a Delaware limited liability company,
                                 its general partner

                                 By:  /s/ Francis X. Tansey
                                      Francis X. Tansey
                                      Member